                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/


Check the appropriate box:                  /_/ Confidential, for use of the
/_/ Preliminary Proxy Statement.                Commission only (as permitted
/X/ Definitive Proxy Statement.                 by Rule 14a-6(e)(2).
/_/ Definitive Additional Materials.
/_/ Soliciting Material under Rule 14a-12.


                          ENTERTAINMENT BOULEVARD, INC.
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
    (2)  Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)  Proposed maximum aggregate value of transaction:
    (5)  Total fee paid:

/_/ Fee paid previously with preliminary materials:

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                          ENTERTAINMENT BOULEVARD, INC.
                         12910 CULVER BOULEVARD, SUITE I
                         LOS ANGELES, CALIFORNIA, 90066

                         ------------------------------

                                 August 28, 2000

To Our Stockholders:

     We cordially invite you to attend a Special Meeting (the "Meeting") of Stockholders of Entertainment Boulevard, Inc., a Nevada corporation (the "Company") which will be held at 10:00 a.m. local time on September 28, 2000, at the Marriott Hotel, 4100 Admiralty Way, Marina del Rey, California, 90292.

     Enclosed are the Notice of the Special Meeting of Stockholders, Proxy Statement, and Proxy Card. The Proxy Statement contains details concerning the business to come before the meeting. You should note that the Board of Directors of the Company unanimously recommend a vote FOR the proposal.

     If you were a record holder of the Company's common stock on August 21, 2000, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. A postage paid envelope is enclosed for your convenience in replying. If you attend the meeting and wish to vote your shares personally, you may do so.

                                   Sincerely,


                                   Pierre Narath
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          ENTERTAINMENT BOULEVARD, INC.
                         12910 CULVER BOULEVARD, SUITE I
                         LOS ANGELES, CALIFORNIA, 90066

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 28, 2000

                         -------------------------------

To the Stockholders of Entertainment Boulevard, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Entertainment Boulevard, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. local time on September 28, 2000, at the Marriott Hotel, 4100 Admiralty Way, Marina del Rey, California, 90292 to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

     1. Ratification of amendment of the Articles of Incorporation to increase the Company's authorized common stock from 50,000,000 shares to 250,000,000 shares; and,

     2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 21, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjourned meetings thereof.

     All stockholders are cordially invited to attend the Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

By Order of the Board of Directors

Pierre Narath,                                         Debra L. Gilson,
PRESIDENT AND CHIEF EXECUTIVE OFFICER                  SECRETARY


Dated: August 28, 2000

                          ENTERTAINMENT BOULEVARD, INC.
                         12910 CULVER BOULEVARD, SUITE I
                         LOS ANGELES, CALIFORNIA, 90066

                         ------------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 28, 2000
                         -------------------------------

                               GENERAL INFORMATION

PROXIES AND VOTING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Entertainment Boulevard, Inc., a Nevada Corporation (the "Company") for use at a Special Meeting of Stockholders to be held at 10:00 a.m. local time on September 28, 2000, at the Marriott Hotel, 4100 Admiralty Way, Marina del Rey, California, 90292 (the "Meeting"), and any adjournments thereof. When the attached Proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no directions are noted, the shares will be voted FOR ratification of amendment of the Articles of Incorporation to increase the Company's authorized common stock from 50,000,000 shares to 250,000,000 shares.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Special Meeting and with respect to other matters which may be properly brought before the Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Meeting. If, however, other matters which are not now known to the management should properly come before the Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

     Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a later-dated proxy, or by voting in person at the meeting; attendance at the Meeting without voting will not revoke the proxy.


     At the close of business on August 21, 2000, the record date for determining stockholders entitled to notice of and to vote at the Meeting, the total number of shares of the Company's common stock, $0.01 par value, (the "Common Stock") outstanding was 24,803,634 shares. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on August 21, 2000, will be entitled to vote.


     One-third or more of the aggregate number of shares of Common Stock outstanding and entitled to vote must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, the vote of a majority of the shares of Common Stock outstanding is required to approve the amendment of the Articles of Incorporation to increase the authorized capital (Proposal 1). Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals has been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

     The Company will pay the expenses of soliciting proxies for the Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. The Company has not engaged a proxy solicitation agent to solicit proxies on behalf of the Board of Directors. All expenses of preparing and soliciting such proxies will be paid by the Company. It is anticipated that this Proxy Statement will be mailed on approximately August 28, 2000, to all stockholders entitled to vote at the Meeting.

                                   PROPOSAL 1
           RATIFICATION OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK


     The Board of Directors recommends that the stockholders of the Company approve an amendment to the Articles of Incorporation, which would increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 250,000,000 shares. The authorized number of preferred shares will remain at 1,000,000. The Board of Directors has unanimously approved the proposed amendment to the Articles of Incorporation of the Company, in the form attached hereto as Exhibit A the (the "Amendment"). Of the 50,000,000 shares of Common Stock presently authorized to be issued under the Company's Articles of Incorporation, 24,803,634 shares were outstanding as of August 21, 2000.


     The Board of Directors believes that the proposed increase in authorized shares of Common Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, stock options, corporate mergers, acquisitions of property, and the possible funding of new businesses, or other corporate purposes. The Board of Directors will determine whether, when, and on what terms the issuance of shares of Common Stock may be appropriate in connection with any of the foregoing purposes. The Company has no present plans for the sale or issuance of any of the additional authorized Common Stock.

POSSIBLE EFFECTS OF THE INCREASE IN AUTHORIZED COMMON STOCK

     If the stockholders approve the proposed Amendment to increase the authorized Common Stock, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Nevada corporate law or under the rules of any securities exchange or market on which shares of Common Stock of the Company are then listed or traded. Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their appropriate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

     If the proposed Amendment is ratified by the stockholders, it will become effective upon executing, acknowledging, and filing the Amendment as required by Nevada law.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL (PROPOSAL 1 ON THE PROXY) TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE IN THE COMPANY'S AUTHORIZED COMMON STOCK FROM 50,000,000 TO 250,000,000 SHARES. HOLDERS OF PROXIES SOLICITED BY THIS PROXY STATEMENT WILL VOTE THE PROXIES RECEIVED BY THEM AS DIRECTED ON THE PROXY OR, IF NO DIRECTION IS MADE, IN FAVOR OF THIS PROPOSAL. IN ORDER TO BE ADOPTED, THIS PROPOSAL MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING.

                                 OTHER BUSINESS

     The Company does not know of any other business to be presented to the Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                                       By Order of the Board of Directors


                                       Debra L. Gilson, SECRETARY

Los Angeles, California
August 28, 2000

                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION


1.   Name of corporation: Entertainment Boulevard, Inc.

2. The following article of the Articles of Incorporation has been amended to read as follows:

                                   ARTICLE II

     "The amount of total authorized capital stock which the Corporation shall have the authority to issue is 250,000,000 shares of common stock, each with $0.001 par value, and 1,000,000 shares of preferred stock, each with $0.01 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation."

3. The foregoing amendments to the Articles of Incorporation of this corporation have been approved by the affirmative vote of stockholders holding shares in this corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation. The number of shares voted in favor of these amendments is ___________ shares of common stock.

Dated:                     , 2000
      ---------------------


By:                                         By:
   ----------------------------------          --------------------------------
      Pierre Narath, President                 Debra L. Gilson, Secretary



                                    EXHIBIT A

                          ENTERTAINMENT BOULEVARD, INC.

                             12910 CULVER BOULEVARD
                                     SUITE I
                                   LOS ANGELES
                                CALIFORNIA, 90066

                                      PROXY


The undersigned hereby appoints Pierre Narath and Richard Rosenblum, and each of them, with power of substitution, to represent and vote on behalf of the undersigned all of the shares of Entertainment Boulevard, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 10:00 a.m. local time on September 28, 2000, at the Marriott Hotel, 4100 Admiralty Way, Marina del Rey, California, 90292 and at any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals more fully described in the notice of and proxy statement for the meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW.

1. PROPOSAL FOR RATIFICATION OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 50,000,000 SHARES TO 250,000,000 SHARES

           /_/ FOR           /_/  AGAINST         /_/  ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-DESCRIBED PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please print the stockholder's name as it appears on the stock certificate and sign exactly the same. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. When signing on behalf of a corporation, limited liability company or partnership, please state the title of the signing person.


                      --------------------------------------
                           Printed Name of Stockholder

------------------------------      -------------------------------------------
Date                                Signature

                                    -------------------------------------------
                                    Signature (if held jointly)


Please sign and return this proxy in the enclosed, postage-paid envelope whether or not you attend the meeting. You may attend the meeting and void this proxy simply by voting your shares. I /_/ will /_/ will not attend the meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY